EXHIBIT 99.2

                              Articles of Amendment

              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                           SERIES A PREFERRED STOCK OF
                          ABSOLUTE WASTE SERVICES, INC.

         The undersigned, being the Secretary of ABSOLUTE WASTE SERVICES, INC., a Florida corporation ("Corporation"), DOES HEREBY CERTIFY as follows:

         FIRST: That pursuant to the Articles of Incorporation duly filed with the Secretary of State of the State of Florida, the total number of shares which the Corporation may issue, as stated in Article IV thereof, consists of One Hundred Fifty Million (150,000,000) shares of common voting stock having a par value of $.0001 per share, and Fifty Million (50,000,000) shares of preferred stock, par value $.001, which preferred stock shall have such voting power, preferences, rights, terms and conditions as established by the Board of Directors from time to time.

         SECOND: That pursuant to authority conferred upon the Board of Directors by Article IV of the Articles of Incorporation and Section 607.0602 of the Florida Business Corporation Act, the Board of Directors of the Corporation, acting by unanimous written consent, duly adopted the following resolution providing for the issuance of a series of preferred stock:

         RESOLVED that, pursuant to authority vested in the Board of Directors by Article IV of the Articles of Incorporation of this Corporation, a series of Preferred Stock is hereby established, the distinctive designation of which shall be "Series A Preferred Stock", and the preferences and relative, participating, optional or other special rights of Series A Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be as follows:

         1. Designation. The designation of the series of preferred stock described in Article IV shall be Series A Preferred Stock, $.001 par value (hereinafter "Series A Preferred Stock"), and the number of shares constituting such series shall be 27,500,000.

         2. Voting Rights. The holders of Series A Preferred Stock shall be entitled to three (3) votes for each share of such stock held on all matters on which the holders of Common Stock are entitled to vote and shall vote together with the holders of Common Stock and not as a separate class, unless otherwise required by Florida law.

         3. Dividend Rights. Shares of Series A Preferred Stock shall be entitled to the same dividends and dividend rights as shares of Common Stock. All dividends payable with respect to shares of Series A Preferred Stock on any dividend payment date shall be paid prior to the payment of dividends on Common Stock.

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         4. Redemption Rights. Shares of Series A Preferred Stock shall have no redemption rights.

         5. Liquidation. Shares of Series A Preferred Stock shall have the same liquidation rights as shares of Common Stock. Shares of Series A Preferred Stock shall have no liquidation preferences.

         6. Conversion Rights. Shares of Series A Preferred Stock shall have the following conversion rights:

                  a. Conversion Formula. Any holder of shares of Series A Preferred Stock may convert each such share of Series A Preferred Stock into one (1) share of Common Stock of the Corporation at any time at the option of the holder.

                  b. Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders or such shares of Common Stock on such date (the "Conversion Date").

                  c. Stock Splits, etc. If the number of shares of Common Stock issued and outstanding at any time after the effective date of this Resolution is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of

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                  shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision or split-up, as the case may be, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be appropriately adjusted by the Board of Directors of the Corporation so that the holder of any Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock that he would have owned immediately following such stock dividend or split action had such Series A Preferred Stock been converted immediately prior thereto.

                  d. Reverse Stock Splits, etc. If the number of shares of Common Stock issued and outstanding at any time after the effective date of this Resolution is decreased by a reverse stock split, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be appropriately adjusted so that the holder of any Series A Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock that he would have owned immediately following such reverse stock split action had such Series A Preferred Stock been converted immediately prior thereto.

                  e. Notice of Adjustments. Whenever the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be adjusted as provided herein, the Corporation shall forthwith file, at the office of any conversion agent for the Series A Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Series A Preferred Stock at its address appearing on the Corporation's records.

                  f. Taxes. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any Series A Preferred Stock.
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                  g. Reserve Shares. The Corporation shall reserve at all times so long as any Series A Preferred Stock remains outstanding, free from preemptive rights, out of either or both of its treasury stock or its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding Series A Preferred Stock.

                  h. Governmental Approvals. If any shares of Common Stock to be reserved for the purpose of conversion of Series A Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the Series A Preferred Stock is then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

                  i. Valid Issue. All shares of Common Stock which may be issued upon conversion of the Series A Preferred Stock will, upon issuance by the Corporation, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Corporation shall take no action which will cause a contrary result.

         7. Reacquired Shares. Shares of Series A Preferred Stock converted or otherwise acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

         8. No Sinking Fund. Shares of Series A Preferred Stock are not subject to the operation of a sinking fund.

         9. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereto.

         10. Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which

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can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

         11. Remedies. The holders of the Series A Preferred Stock shall be granted the rights of specific performance, injunctive relief and any other remedies that may be otherwise available at law or in equity to enforce the provisions of this Certificate of Designation. The provisions of this Certificate of Designation are to be literally construed in interpreting the preferences granted to the Series A Preferred Stock hereunder.

         12. No Other Rights. The shares of Series A Preferred Stock shall not have any relative powers, preferences and rights, nor any qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation of the Corporation.

         13. Other Articles. All other articles and provisions of the Articles of Incorporation of the Corporation shall remain the same.


         IN WITNESS WHEREOF, the undersigned, being the Secretary of the Corporation, has hereunto set his hand as of the ____ day of _________________, 2003, and he hereby affirms that the foregoing Certificate is my act and deed and the act and deed of the Corporation and that the facts stated herein are true.

                                              ------------------------------
                                              Donald G. Huggins, Jr., Secretary



STATE OF FLORIDA  )
COUNTY OF PINELLAS         )

     The foregoing instrument was acknowledged before me this ____ day of ___________________, 2003 by Donald G. Huggins, Jr., as Secretary of Absolute Waste Services, Inc., a Florida corporation on behalf of the corporation, who is known to me and did take an oath.
                                    ___________________________
                                    Notary Public
                                    My commission expires:----------------------

MTC/ej/298002